SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Information Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]  Definitive Information Statement



                        SunAmerica Seasons Series Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
 (Name of Person(s) Filing Information Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     4)   Date Filed:

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

SUNAMERICA RETIREMENT MARKETS, INC.


1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
310.772.6000


                                                                          [Logo]


October 17, 2002


Dear Contract Owners:

      The enclosed information statement details a recent subadviser change for the Focus Growth Portfolio (the "Portfolio") of Seasons Series Trust. On August 27, 2002 the Board of Trustees approved the replacement of Jennison Associates LLC ("Jennison") as investment manager for the Focus Growth Portfolio. Accordingly, the Board of Trustees approved the engagement of Salomon Brothers Asset Management Inc. ("Salomon Brothers"), a subsidiary of Citigroup Inc., to serve as investment manager effective October 1, 2002. Thus, Salomon Brothers joins Fred Alger Management, Inc. ("Alger") and Marsico Capital Management, LLC ("Marsico") in each managing approximately one-third of the Focus Growth Portfolio. We are optimistic that the Focus Growth Portfolio will continue to benefit under the management of Salomon Brothers, Alger and Marsico. This change in Portfolio management did not result in any modifications to the investment goal or principal investment strategies of the Portfolio as stated in the Seasons Series Trust Prospectus, nor were there any change in the management fee of the Portfolio.

      As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolio, the ownership of Salomon Brothers and the terms of the subadvisory agreement with Salomon Brothers, which the Trustees, including the Independent Trustees, have approved.

      THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. If you have any questions regarding this change, please call our SunLine customer service center between the hours of 5 a.m. PST and 5 p.m. PST at (800) 445-7862.

                                         Sincerely,


                                         /s/ Jane Aldrich
                                         Jane Aldrich, CFA
                                         VICE PRESIDENT
                                         SUNAMERICA RETIREMENT MARKETS, INC.

                              SEASONS SERIES TRUST
                             FOCUS GROWTH PORTFOLIO
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                        --------------------------------

                              INFORMATION STATEMENT

                        --------------------------------


      This information statement is being provided to contract owners invested in the Focus Growth Portfolio (the "Portfolio") of Seasons Series Trust ("Seasons" or the "Trust") in lieu of a proxy statement, pursuant to the terms of an exemptive order Seasons has received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Trustees (the "Trustees"), but without obtaining contract owner approval. This information statement is being furnished on behalf of the Trustees of Seasons.

      WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

      This information statement will be mailed on or about November 5, 2002. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports may be obtained by writing to the Trust at P.O. Box 54299, Los Angeles, CA 90054-0299 or by calling (800) 445-7862.

PURPOSE OF THE INFORMATION STATEMENT

      On August 27, 2002, the Trustees approved a Subadvisory Agreement between SunAmerica, the investment adviser and manager, and Salomon Brothers Asset
Management Inc. ("Salomon Brothers"), the subadviser, with respect to a component of the Focus Growth Portfolio. As of October 1, 2002, Salomon Brothers replaced Jennison Associates LLC ("Jennison") as investment manager of the Focus Growth Portfolio.

THE TRUST

      The Portfolio is a separate investment series of Seasons, a Massachusetts business trust. The Trust initially entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as may be amended from time to time with the approval of the Trustees. SunAmerica selects the subadvisers for the Portfolio, may manage certain portions of the
Portfolio,   provides  various   administrative   services  and  supervises  the
Portfolio's daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolio or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolio with the highest quality investment services, while obtaining, within the Portfolio's overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance or other consideration.

      The subadvisers to the Trust act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of the respective Portfolio regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolio does not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent not as principal, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, the rules and interpretations thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT

      Pursuant to the Subadvisory Agreement with SunAmerica dated May 23, 2000 (the "Previous Agreement"), Jennison served as subadviser to the Focus Growth Portfolio. At a meeting held on August 27, 2002, the Trustees, including a majority of the Trustees who are not interested persons of the Focus Growth Portfolio or SunAmerica, approved SunAmerica's recommendation to replace Jennison. Accordingly, the Trustees approved a Subadvisory Agreement (the "New Agreement") with Salomon Brothers, which became effective October 1, 2002. SunAmerica recommended Salomon Brothers in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record.

      Under the Advisory Agreement, the annual rate of the investment advisory fees payable to SunAmerica for the Focus Growth Portfolio was 1.00% of Assets or $346,409 for the fiscal year ended March 31, 2002. The term "Assets" means the average daily net assets of the representative portfolio. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended March 31, 2002, SunAmerica paid fees to the Subadvisers, equal to the aggregate annual rate of 0.40% of Assets for the Focus Growth Portfolio, or $138,581. The fees retained by SunAmerica for the period were 0.60%, or $207,828 of the Focus Growth Portfolio.

      The New Agreement between Salomon Brothers and SunAmerica, on behalf of the Focus Growth Portfolio, is substantially similar in form and in substance to the Previous Agreement, in that it (i) provides for Salomon Brothers to manage the portion of the relevant portfolio allocated to it on a discretionary basis,
(ii) provides for  SunAmerica to compensate  Salomon  Brothers for its services,
(iii) authorizes Salomon Brothers to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) requires Salomon Brothers to comply with the Portfolio's investment policies and restrictions and with applicable law. The New Agreement will not result in an increase in fees to contract owners. A form of the Subadvisory Agreement is attached to this information statement as Exhibit A.

INFORMATION ABOUT SALOMON BROTHERS

      Salomon Brothers Asset Management Inc. is located at 388 Greenwich Street, New York, New York, and is a subsidiary of Citigroup Inc. Salomon Brothers, together with its affiliates in London, Frankfurt, Tokyo and Hong Kong, provide a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of August 30, 2002, Salomon Brothers had approximately $47.2 billion in assets under management.

      Salomon Brothers' investment process seeks consistent growth of capital with reduced volatility over the long term. Salomon Brothers uses intensive management review to screen companies based on market capitalization, price-to-earnings ratio, and earnings per share growth and variability. Salomon Brothers then partakes in fundamental analysis of the companies' earnings growth, return on equity, debt-to-equity and price-to-earnings ratios, beta and dividend growth. Salomon Brothers uses a bottom-up approach to stock selection designed to identify issues they believe are well-established companies possessing industry dominance, innovative and strong products and services, exceptional managements, strong track records, sound future plans and impeccable financials with strong cash flow. The portfolio managers then set upside and downside target prices and monitor them regularly. Salomon Brothers conducts ongoing fundamental analysis, and supplements core holdings with tactical equity investments believed to reflect investment themes within the prevailing market environment.

      The names, business addresses and positions of the executive officers and directors of Salomon Brothers are set forth below:

----------------------------------------------------------------------------------------------------------------------
                 NAME                                   ADDRESS                               POSITION
----------------------------------------------------------------------------------------------------------------------
                                         388 Greenwich Street                   Director  and  Managing  Director  of
Ross S. Margioles                        New York, NY                           Salomon Brothers
----------------------------------------------------------------------------------------------------------------------
                                         388 Greenwich Street                   Director  and  Managing  Director  of
Peter Wilby                              New York, NY                           Salomon Brothers
----------------------------------------------------------------------------------------------------------------------
                                         333 W. 34th Street, 2nd Floor          Director of Salomon Brothers
Virgil Cummings                          New York, NY
----------------------------------------------------------------------------------------------------------------------
                                         333 W. 34th Street, 2nd Floor          Director of Salomon Brothers
Wendy Murdock                            New York, NY
----------------------------------------------------------------------------------------------------------------------
                                         153 East 53rd Street                   Chief Legal Officer
Michael Rosenbaum                        New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
                                         388 Greenwich Street                   Chief  Compliance  Officer of Salomon
Jeffrey Scott                            New York, NY                           Brothers
----------------------------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES' CONSIDERATION

      In approving the New Agreement described hereto, the Trustees, at an in-person meeting held on August 27, 2002, considered certain factors, including
(i) the nature and quality of the services rendered by Salomon Brothers, including the credentials and investment experience of its officers and employees; (ii) Salomon Brothers' investment approach and management style, which is expected to complement the other investment managers of the Portfolio;
(iii) the structure of Salomon Brothers and their ability to provide services, based on both financial condition and expertise; (iv) comparisons of Salomon Brothers' subadvisory fees with those of other advisers; and (v) indirect costs and benefits of providing such subadvisory services. The Trustees determined that the subadvisory fees were reasonable, fair and in the best interests of its contract owners.

ADDITIONAL INFORMATION

      SunAmerica Capital Services, Inc. serves as the distributor of the shares of the Trust and is located at 733 Third Avenue, New York, New York 10017.

      The Trust is not required to hold annual meetings of contract owners and, therefore, it cannot be determined when the next meeting of contract owners will be held. Contract owner proposals to be considered for inclusion in the proxy statement for the next meeting of contract owners must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

                                         By Order of the Trustees,


                                         /s/ Robert M. Zakem
                                         Robert M. Zakem
                                         VICE PRESIDENT
                                         AND ASSISTANT SECRETARY

Dated:   October 17, 2002

                                                                       EXHIBIT A


                                    [FORM OF]

                              SUBADVISORY AGREEMENT


          This SUBADVISORY AGREEMENT is dated as of October 1, 2002 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and Salomon Brothers Asset Management, Inc., a Delaware corporation (the "Subadviser").


                                   WITNESSETH:


      WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the
"Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

      WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is a "investment adviser" as defined under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

      1. DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that the portion of assets allocated to it of each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable - 1 - 1 federal and state laws governing its operations and investments; and (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under Subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the 1940 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

          (b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

      2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial 1 stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

          (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          (1) all brokerage transactions are subject to best execution. As such, Subadviser will use it's best efforts to direct non-risk commission transactions to a particular broker-dealer in futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          (2) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, etc;

          (3) if the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above. The Subadvisers will not be held accountable for actions taken in response to the Adviser's specific request for direction in the absence of disabling conduct described in paragraph ten herein.

      3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

      4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar f1 unctions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

      5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

      6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

      7. PROXY VOTING. The Subadviser will vote proxies relating to the assets of each Portfolio for which Subadviser exercises investment discretion. With regard to legal proceedings, including bankruptcies or class actions, involving securities held or previously held by a Portfolio or the issuers of the securities, notice will be given to the Adviser by the Subadviser. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to Subadviser copies of all proxies and shareholder communications relating to securities held by each Portfolio. The Adviser agrees that Subadviser will not be responsible or liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis and liability of the Subadviser is subject to the same standards as in paragraph 10.

      8. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

      9. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

      10. LIABILITY OF THE SUBADVISER. (a) In the absence of willful mis-feasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

          (b) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Trust or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records related to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser and with respect to any other portfolio of the Trust.

      11. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

      12. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or 1 by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

          This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

      13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      14. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

      15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

      16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

      17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:


          Subadviser:       Salomon Brothers Asset Management, Inc.
                            300 First Stamford Place
                            Stamford, Connecticut 06902
                            Attention: Christine Syder
                                       General Counsel

          Adviser:          SunAmerica Asset Management Corp.
                            The SunAmerica Center
                            733 Third Avenue, 3rd  Floor
                            New York, NY 10017-3204
                            Attention: Robert M. Zakem
                                       Senior Vice President and
                                       General Counsel

          with a copy to:   SunAmerica Inc.
                            1 SunAmerica Center
                            Century City
                            Los Angeles, CA 90067-6022
                            Attention: Mallary L. Reznik
                                       Secretary, Seasons Series Trust

      IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                 SUNAMERICA ASSET MANAGEMENT CORP.


                                 By:
                                    --------------------------------------------
                                    Name: Peter A. Harbeck
                                    Title: President and Chief Executive Officer



                                 SALOMON BROTHERS ASSET MANAGEMENT, INC.


                                 By:
                                    --------------------------------------------
                                    Name: A. Peter Cieszko
                                    Title: Managing Director